                                                                 EXHIBIT 1-A(10)

               [ ] Federal Kemper Life Assurance Company
               [ ] Fidelity Life Association, A Mutual Legal Reserve Company
               [ ] Kemper Investors Life Insurance Company                      [ZURICH KEMPER LOGO]
               [ ] Zurich Life Insurance Company of America
Policy Number      Long Grove, Illinois 60049-0001
==================================================================================================================================
===============================================================  =================================================================
         APPLICATION FOR INDIVIDUAL LIFE INSURANCE               Amount remitted with this application, in exchange for the
===============================================================  Company receipt: $
===============================================================    Do not submit money if death benefit exceeds $500,000.
Proposed Primary Insured ___  Proposed Other Insured ___         =================================================================
---------------------------------------------------------------  Owner, if other than proposed       Owner's address
Name      Last           First          MI   [ ] Male            insured (N/A for OIR)
                                             [ ] Female
---------------------------------------------------------------
Street                                                           -----------------------------------------------------------------
                                                                 Relationship to Proposed Insured    Social Security or Tax ID#
---------------------------------------------------------------
City                     State   Zip                             -----------------------------------------------------------------
                                                                 Primary beneficiary         Relationship to Proposed Insured
---------------------------------------------------------------
Social Security number   Occupation                              -----------------------------------------------------------------

---------------------------------------------------------------
Birthplace          Birthdate      Age at nearest
                                   birthday                      =================================================================
---------------------------------------------------------------  =================================================================
Home phone                    Business phone                     Is this policy to replace any existing insurance or annuity(ies)?
(   )                         (   )                                                                        [ ] Yes  [ ] No
---------------------------------------------------------------  If yes, indicate Company name(s):
Where can you be reached for additional information?             =================================================================
                                                __ a.m.          =================================================================
__ Home  __ Work   Best days:      Best times:  __ p.m.          Has the owner been provided a written illustration which
===============================================================  conforms to this application?             [ ] Yes  [ ] No
===============================================================
Initial death benefit (Specified amount, if UL)$                 If "no", owner acknowledges that owner will receive an
---------------------------------------------------------------  illustration conforming to the policy as issued no later than
Rate class applied for:                                          at the time of the policy delivery for policies that are
---------------------------------------------------------------  illustrated.
Plan of insurance:                                               =================================================================
---------------------------------------------------------------  =================================================================
If UL/VUL*: (If neither is selected, Option A will be            Is Proposed Insured a U.S. Citizen?  [ ] Yes  [ ] No (If No:)
assigned.)                                                       -----------------------------------------------------------------
          [ ] Option A: Specified amount includes cash value     Country of citizenship     Permanent Visa?     How long in U.S.?
          [ ] Option B: Specified amount plus the cash value                                [ ] Yes   [ ] No
*If VUL, complete with VUL Supplement.                           =================================================================
---------------------------------------------------------------  =================================================================
Riders:  __WP/WMD   __OIR  __ Other:                             Has the Proposed Insured used tobacco in any form in the past:
(complete separate application for each OIR)                     36 months?       [ ] Yes   [ ] No    60 months? [ ] Yes   [ ] No
===============================================================  -----------------------------------------------------------------
===============================================================  Has the proposed insured ever been told he had or been treated
Planned periodic premium (UL/VUL only): $                        for: diabetes, cancer, heart disease, alcoholism, drug abuse, or
---------------------------------------------------------------  high blood pressure or does proposed insured have any other
Mode of premium payment:                                         health problems, habits, or hobbies that may affect insurability?
__ Annual   __ SA  __ Qtrly  __ PAC  __ Quick Check              (If yes, preferred rates are unlikely.)        [ ] Yes   [ ] No
===============================================================  =================================================================
==================================================================================================================================
Special Requests:

==================================================================================================================================
==================================================================================================================================
AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION:  I (we) have read all the questions and answers in the application. All responses are true and complete to the best of my (our) knowledge and belief. No coverage will be in effect until: a full application has been signed by the proposed insured; and a policy has been issued; and the full first premium has been received by the company checked above; and any amendments are signed. Any coverage will be subject to the terms and conditions of the policy.

I (we) have received the notification about the Federal Fair Credit Reporting Act and the Medical Information Bureau.

I (we) hereby authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility any insurance company; the Medical Information Bureau; and any other organization, institution or person that has any records or knowledge of me or my health, to give to the Zurich Kemper Life companies, or their reinsurers or the Medical Information
Bureau, any such information. This authorization is valid for two and one-half years from the date this form is signed. An exact copy of this authorization as the original.

Signed at: (city and state)
                            ----------------------------------   ------------------------------------------------------------
                                                                 Signature of Proposed Insured (if age 18 or over)

Date signed: (month/day/year)
                             ---------------------------------   ------------------------------------------------------------
                                                                 Signature of Owner/Applicant, if other than Proposed Insured
==================================================================================================================================
==================================================================================================================================
Agent: To the best of your knowledge will this policy replace or change any existing life insurance or annuity policy(ies)?
       (If "Yes," complete any required replacement forms.)                                              [ ] Yes   [ ] No
       Has the Owner been provided an illustration which conforms to this application?                   [ ] Yes   [ ] No
       If "no," agent hereby certifies that no illustration was used in connection with the solicitation of the policy applied for.

--------------------------------------------------------------   ------------------------------------------------------------
Print General Agent's name/number                                Print Agent's name/Social security number or Agent Code

                                                                 ------------------------------------------------------------
                                                                 Agent's Signature                       Telephone number
==================================================================================================================================

TL-AR 7/97

FEDERAL KEMPER LIFE ASSURANCE COMPANY
FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
KEMPER INVESTORS LIFE INSURANCE COMPANY
Long Grove, IL 60049                                                             Policy number
                                                                                               -------------------------
====================================================================================================================================
LIFE APPLICATION-PART A: GENERAL INFORMATION
----------------------------------------------------------------  8. This application is to: (select one)
1. PROPOSED INSURED  [ ] Male    [ ] Female
----------------------------------------------------------------     [ ] Federal Kemper Life Assurance Company
First name     Middle initial    Last name                           [ ] Fidelity Life Association
                                                                     [ ] Kemper Investors Life Insurance Company
----------------------------------------------------------------     ===============================================================
Former name if changed in last five years                         9. NAME OF INSURANCE PLAN (if applicable,  INITIAL DEATH BENEFIT indicate type: 1/5/10/15-year, etc.)  (Specified amount, if UL)
----------------------------------------------------------------
Birthdate      Age at nearest birthday       Birthplace              ---------------------------------------------------------------
               (use to calculate premium)    (state or country)       If Universal Life:
                                                                     [ ] Option A: Specified amount includes cash value
----------------------------------------------------------------     [ ] Option B: Specified amount plus the cash value
Social Security number      Driver's license state/number                  (If neither is selected, Option A will be assigned.)
                                                                     ---------------------------------------------------------------
----------------------------------------------------------------     Riders:    [ ] WP/WMD           [ ] FDR*       Units
================================================================                                             -------
2. Street Address                                                               [ ] WSP  $           [ ] DCR*       Units
                                                                                                             -------
----------------------------------------------------------------                [ ]                  [ ]
City                     State          Zip                                        -----------------     -----------------
                                                                            *COMPLETE PART D: MULTIPLE INSURED SUPPLEMENT.
----------------------------------------------------------------     ===============================================================
Home phone                                                       10. If this application is to Fidelity Life Association, select the
                (    )                                               desired dividend option, if applicable:
================================================================     [ ] Pay in cash  [ ] Reduce premiums [ ] Accumulate at interest
3. What is your occupation?                                          [ ] Buy additional paid-up insurance [ ] Other
                                                                                                                   -----------------
----------------------------------------------------------------     ===============================================================
Describe duties                                                  11.a. Have you smoked cigarettes in the past 36 months?
                                                                                                                       [ ]Yes [ ]No
----------------------------------------------------------------    b. Have you used tobacco in any other form in the
Employer                                                               past 36 months?                                 [ ]Yes [ ]No
                                                                       Type                    Quantity
----------------------------------------------------------------           -----------------           -----------------------------
Employer's street address                                            ===============================================================
                                                                 12. Have you ever been told you had, or been treated for:
----------------------------------------------------------------     diabetes, cancer, heart disease, alcoholism, drug abuse,
City                     State          Zip                          or high blood pressure?                            [ ]Yes [ ]No
                                                                           (If Yes, preferred rates will not likely be available.)
----------------------------------------------------------------     ===============================================================
Business phone                                                   13. Rate class applied for:
                (     )                                              [ ] Preferred non-tobacco                [ ] Preferred tobacco
----------------------------------------------------------------     [ ] Standard non-tobacco                 [ ] Standard tobacco
If more information is needed, you can be reached at:                [ ] Other
     [ ]  Home      [ ]  Work    Best time of day:                   ===============================================================
                                                  -----------    14.a. Bill frequency:                     b. Bill form:
================================================================     [ ] Annual                             [ ] Direct
4. Current annual earned income:                                     [ ] Semi-annual                        [ ] PAC (monthly only)
   $                                                                 [ ] Quarterly                          [ ] List (monthly only)
================================================================     [ ] Monthly (PAC or list only)         [ ] Other
5. OWNER/APPLICANT [ ]Proposed Insured[ ]Other(complete below)                                                       ---------------
----------------------------------------------------------------        (For PAC, complete authorization form.)
Name                                                                c. Planned periodic premium: (UL plans only) $
                                                                                                                   -----------------
----------------------------------------------------------------     ===============================================================
Street                                                           15. Amount remitted with this application, in exchange
                                                                     for the conditional receipt: $
----------------------------------------------------------------                                  ----------------------------------
City                     State          Zip                              DO NOT SUBMIT MONEY IF DEATH BENEFIT EXCEEDS $500,000.
                                                                     ===============================================================
---------------------------------------------------------------- 16. SPECIAL REQUESTS
Relationship to Proposed Insured   Social Security or Tax ID#        ---------------------------------------------------------------
                                                                     ---------------------------------------------------------------
================================================================     ---------------------------------------------------------------
6. PREMIUM PAYOR (select one) [ ] Proposed Insured                   ---------------------------------------------------------------
          [ ]  OWNER          [ ] Other (give name & address         ---------------------------------------------------------------
                                  in #16)                            ---------------------------------------------------------------
================================================================     ---------------------------------------------------------------
7. BENEFICIARY DESIGNATION (Use Part E if additional space           ---------------------------------------------------------------
                            is needed.)                              ---------------------------------------------------------------
PRIMARY BENEFICIARY(S) & ADDRESS      % OF       RELATIONSHIP TO     ---------------------------------------------------------------
(If trust, give name/date of trust)  PROCEEDS   PROPOSED INSURED     ---------------------------------------------------------------
----------------------------------------------------------------     ---------------------------------------------------------------
----------------------------------------------------------------     ---------------------------------------------------------------
----------------------------------------------------------------     ---------------------------------------------------------------
CONTINGENT BENEFICIARY(S) & ADDRESS                                  ---------------------------------------------------------------
----------------------------------------------------------------     ---------------------------------------------------------------
================================================================                                                       [KEMPER LOGO]

FEDERAL KEMPER LIFE ASSURANCE COMPANY                                                                            PART A (Continued)
FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
KEMPER INVESTORS LIFE INSURANCE COMPANY
Long Grove, IL 60049
====================================================================================================================================
INDIVIDUAL LIFE INSURANCE IN FORCE (If none, state none.)        22. Have you traveled or lived outside the U.S. or Canada within
(Do not list group)             DATE          ---PURPOSE---          the past two years, or do you intend to in the next 24 months?
COMPANY         AMOUNT         ISSUED       PERSONAL BUSINESS                                                    [ ] Yes  [ ] No
-------         ------         ------       -----------------        (If Yes, list country, reason, frequency and length of stay in
a.                                                                   #28.)
--------------------------------------------------------------   ===================================================================
b.                                                               23. In the past three years, have you had three or more moving
--------------------------------------------------------------       violations, or had your driver's license suspended or
c.                                                                   revoked?                                    [ ] Yes  [ ] No
--------------------------------------------------------------   ===================================================================
d.                                                               24. Have you ever been convicted of reckless driving, or driving
--------------------------------------------------------------       under the influence of alcohol or drugs?
e.                                                                   (If Yes, give type, date & current status.) [ ] Yes  [ ] No
--------------------------------------------------------------   ===================================================================
f.                                                               25. Have you been convicted of, or are you awaiting trial for a
--------------------------------------------------------------       felony? (If Yes, give type, date & current
==============================================================       status.)                                    [ ] Yes  [ ] No
18. Is this policy to replace any existing insurance or          ===================================================================
    annuities? (If Yes, complete required replacement forms.)    26. In the past five years have you, or do you intend to:
                                                [ ] Yes [ ] No       a. Scuba dive [ ] Yes [ ] No e. Mountain climb   [ ] Yes [ ] No
If Yes, indicate which policy(s) _____________________________       b. Sky dive   [ ] Yes [ ] No f. Race motorcycles [ ] Yes [ ] No
==============================================================       c. Parachute  [ ] Yes [ ] No g. Race automobiles [ ] Yes [ ] No
19. Are there life insurance applications pending with any           d. Hang glide [ ] Yes [ ] No h. Race power boats [ ] Yes [ ] No
    other companies? (If Yes, complete the following.)               (If Yes, explain frequency, purpose, date of last activity &
                                                [ ] Yes [ ] No       future plans.)
                                                                 ===================================================================
                                 TO BE PLACED                    27. In the past five years, have you flown as a pilot or crew
                                 IN ADDITION TO  ---PURPOSE---       member in any flying activity, or do you intend to?
COMPANY             AMOUNT       OUR POLICY?       PERS. BUS.                                                    [ ] Yes  [ ] No
-------             ------       --------------  -------------       (If Yes, complete PART G: AVIATION SUPPLEMENT.)
                                                                 ===================================================================
--------------------------------------------------------------   28. Details of Yes answers for #20, 22-26 (Use Part E if additional space is needed.)
--------------------------------------------------------------                         ---------------------------------------------

--------------------------------------------------------------       ---------------------------------------------------------------

==============================================================       ---------------------------------------------------------------
20. Have you ever been refused life insurance or been asked to
    pay extra premium for life insurance? (If Yes, provide           ---------------------------------------------------------------
    full details)                               [ ] Yes [ ] No
==============================================================       ---------------------------------------------------------------
21. Are you a U.S. citizen? (If No, complete
    below.)                                     [ ] Yes [ ] No       ---------------------------------------------------------------
--------------------------------------------------------------
    Country of citizenship    Type of Visa     Expiration Date       ---------------------------------------------------------------

====================================================================================================================================
PART B: AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
I (we) have read all the questions and answers in the application,   3. The first premium will not be deemed paid unless any check,
including all required parts. All responses are true and complete       draft, or other instrument of payment (given as premium) is
to the best of my (our) knowledge and belief. I (we) promise to         paid in accordance with its terms; and
tell the Company of any change in the health or habits of the
Proposed Insured that occurs after completing this application,      4. (Except as provided in the Receipt, if given) the insurance
but before the Policy is delivered to me (us) and the first             applied for never takes effect unless, during the lifetime
premium is paid.                                                        of the Proposed Insured; (a) the Policy has been issued,
                                                                        delivered to, and accepted by me (us); (b) the required
I (we) agree:                                                           first premium has been paid; (c) any amendments issued with the Policy have been completed and signed; all while the
1. This application, including all of its parts, will be the            health and habits of the Proposed Insured remain as stated
   basis for and form part of the Policy;                               in this application.

2. An Agent has no authority to alter the Company's rules or         Amendments to plan, amounts, classification or benefits will be
   requirements, this Agreement, the Receipt, or the Policy;         made only with my (our) consent.
------------------------------------------------------------------------------------------------------------------------------------
I (we) have received the notification about the Federal Fair Credit Reporting Act and the Medical Information Bureau.

I hereby authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility; any insurance company; the Medical Information Bureau; and any other organization, institution or person, that has any records or knowledge of me or my health, to give to Federal Kemper Life Assurance Company, Fidelity Life Association, A Mutual
Legal Reserve Company or Kemper Investors Life Insurance Company, or their reinsurers, or the Medical Information Bureau, any such information. This authorization is valid or two and one-half years from the date this form is signed. An exact copy of this authorization is as valid as the original.

Signed at
          ----------------------------------------------------   ------------------------------------------------------------------
                             City and State                      Signature of Proposed Insured (if age 15 or over)

on
   -----------------------------------------------------------   ------------------------------------------------------------------
                         Month/day/year                          Signature of Owner/Applicant, if other than Proposed Insured

          ----------------------------------------------------   ---------------------------------------------- -------------------
                       Signature of Agent/Witness                Print Agent name                               Agent number

FEDERAL KEMPER LIFE ASSURANCE COMPANY
FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
KEMPER INVESTORS LIFE INSURANCE COMPANY
Long Grove, IL 60049

                                                                                            Policy number___________________________
------------------------------------------------------------------------------------------------------------------------------------

PART C: MEDICAL QUESTIONNAIRE
-----------------------------------------------------------------     ==============================================================
PROPOSED INSURED                                                   3. FAMILY RECORD     ---Living---               ---Deceased---
-----------------------------------------------------------------                    Age     State of health     Age  Cause of death
First name          Middle initial           Last name                               ---     ---------------     ---  --------------
                                                                      Father
-----------------------------------------------------------------     --------------------------------------------------------------
Amount of insurance   Birthdate         Social Security number        Mother
                                                                      --------------------------------------------------------------
-----------------------------------------------------------------     Brothers
Purpose of this examination:   [ ] New insurance                      (list
[ ] Change of existing Policy  [ ] Reinstatement of lapsed policy     individually)
-----------------------------------------------------------------     --------------------------------------------------------------
Have you ever had or been treated for:                                Sisters
a. High blood pressure, chest pain, rheumatic                         (list
   fever, a heart condition, heart murmur,                            Individually)
   irregular heart rhythm, heart attack, stroke,                      --------------------------------------------------------------
   or other disease of the heart or blood vessels? [ ] Yes [ ] No     (Use #7 for additional brothers or sisters.)
                                                                      --------------------------------------------------------------
b. Diabetes, a thyroid disorder, or other disease                  4. Has any family member listed in #3 had cancer,
   of the glands?                                  [ ] Yes [ ] No     diabetes, high blood pressure, heart disease or
                                                                      kidney disease?                                 [ ] Yes [ ] No
c. Cancer, tumor, lymph gland disorder, cyst, or                      (If Yes, identify family member, disorder and age at onset.)
   any blood disorder?                             [ ] Yes [ ] No     --------------------------------------------------------------
                                                                   5. Answer both parts a and b.
d. Albumin, blood or sugar in the urine, kidney                       a. Have you smoked cigarettes in the past 36
   trouble, or any other disease of the urinary                          months?                                      [ ] Yes [ ] No
   or genital tract (including prostate)?          [ ] Yes [ ] No     b. Have you used tobacco in any other form in
                                                                         the past 36 months?                          [ ] Yes [ ] No
e. Epilepsy, convulsion, fainting spell, stroke,                         Type                       Quantity
   paralysis, or any other disease of the brain                              ----------------------         ------------------------
   or nervous system?                              [ ] Yes [ ] No     --------------------------------------------------------------
                                                                   6. Have you ever:
f. Asthma, chronic bronchitis, emphysema,                             a. Used narcotics, hallucinogens, barbiturates,
   pneumonia, sarcoidosis, tuberculosis, shortness                       heroin, cocaine, amphetamines, or any other
   of breath, or other lung or respiratory system                        habit-forming drugs except as prescribed by
   ailment?                                        [ ] Yes [ ] No        a physician?                                 [ ] Yes [ ] No

g. Ulcer, colitis, hepatitis, pancreatitis or                         b. Been advised by a physician, psychiatrist,
   other disorder of the esophagus, stomach,                             or psychologist to quit or reduce your
   intestines, liver, gallbladder or pancreas?     [ ] Yes [ ] No        alcohol use?                                 [ ] Yes [ ] No

h. Severe injuries or any disease or deformity of                     c. Been advised to seek, or received treatment
   the muscles, connective tissue, bones, joints,                        or counseling for alcohol or other drug
   or skin?                                        [ ] Yes [ ] No        use?                                         [ ] Yes [ ] No

i. Any impairment of sight or hearing or disease                      d. Been advised to attend or been a member of
   of the eyes, ears, nose or throat?              [ ] Yes [ ] No        any self-help group, such as Alcoholics
                                                                         Anonymous or Narcotics Anonymous?            [ ] Yes [ ] No

                                                                      e. Been convicted of drug possession or
                                                                         distribution?                                [ ] Yes [ ] No
====================================================================================================================================

DETAILS OF ITEMS 2 THROUGH 6. Give complete details of all Yes answers. (Use #13 or Part E, if needed, for further details.)

QUESTION    DATE OF        DETAILS, DIAGNOSIS,                                     NAMES AND ADDRESSES OF DOCTORS,
NUMBER      OCCURRENCE     TREATMENT, MEDICATION, RESULTS       DURATION           HOSPITALS, AND MEDICAL FACILITIES CONSULTED
------------------------------------------------------------------------------------------------------------------------------------
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

FEDERAL KEMPER LIFE ASSURANCE COMPANY                                                                            PART C (Continued)
FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
KEMPER INVESTORS LIFE INSURANCE COMPANY
Long Grove, IL 60049
==================================================================================================================================
Have you:                                                        9. What is your height? ______________ Weight? ______________
a. Consulted a physician, psychiatrist, psychologist, or other      Have you lost any weight in the past year?     [ ] Yes  [ ] No
   medical practitioner in the last five years?  [ ] Yes [ ] No     If Yes, amount? _______ Reason? ______________________________
                                                                 -----------------------------------------------------------------
b. Had any blood studies (other than an HIV or AIDS test),       10. Are you currently taking or have been advised to take any
   electrocardiograms, stress electrocardiograms, or other           medication?                                   [ ] Yes  [ ] No
   medical tests or studies in the last five                         (If Yes, list name of medication, reason & doctor's name and
   years?                                        [ ] Yes [ ] No      address.)
                                                                 -----------------------------------------------------------------
c. Tested positive for the Human Immunodeficiency                11. To the best of your knowledge, do you have:
   Virus (HIV) or antibody?                      [ ] Yes [ ] No      a. Any mental illness or psychiatric disorder? [ ] Yes [ ] No
                                                                     b. Any physical disorder or disease?           [ ] Yes [ ] No
d. Been under observation or received treatment                  -----------------------------------------------------------------
   in any hospital or other institution or                       12. Who is your personal physician? (If none, state none.)
   medical facility in the last ten years?       [ ] Yes [ ] No  -----------------------------------------------------------------
                                                                 Name
e. Been advised, in the last two years, to have                  -----------------------------------------------------------------
   any diagnostic test, surgery, or hospitalization              Street
   which has not been completed?                 [ ] Yes [ ] No  -----------------------------------------------------------------
                                                                 City                          State               Zip
f. Ever received any sickness or disability pension,             -----------------------------------------------------------------
   benefits, or compensation?                    [ ] Yes [ ] No  Date last seen?       Phone (   )
                                                                 -----------------------------------------------------------------
g. Ever attempted suicide?                       [ ] Yes [ ] No  Why?
                                                                 -----------------------------------------------------------------
                                                                 What tests were made?
                                                                 -----------------------------------------------------------------
                                                                 Were the results normal? (If No, give details below.)
                                                                                                                   [ ] Yes [ ] No
==================================================================================================================================
DETAILS OF ITEMS 8 THROUGH 12. Give complete details of all Yes answers. (Use #7 or Part E, if needed, for further details.)

Question  Date of        Details, diagnosis,                                 Names and addresses of doctors, hospitals, and
number    occurrence     treatment, medication, results      Duration        medical facilities consulted
----------------------------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

All statements and answers to the foregoing questions are, to the best of my knowledge and belief: (a) complete; and (b) true. I agree (a) that they shall form a part of my application; (b) that they shall be subject to the terms of the agreement found in the application; and (c) that they shall become a part of any policy based on  my application. I hereby authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility; any insurance company; the
Medical Information Bureau; and any other organization, institution or person, that has any records or knowledge of me or my health, to give to Federal Kemper Life Assurance Company, Fidelity Life Association, A Mutual Legal Reserve Company or Kemper Investors Life
Insurance Company, or their reinsurers, or the Medical Information Bureau, any such information. This authorization is valid for two and one-half years from the date this form is signed. An exact copy of this authorization is as valid as the original.

Dated at
         -----------------------------------------------------------  ------------------------------------------------------------
                              City and State                          Signature of Proposed Insured

on
   -----------------------------------------------------------------  ------------------------------------------------------------
                              Month/day/year                          Witness                          [ ] Agent      [ ] Examiner

FEDERAL KEMPER LIFE ASSURANCE COMPANY
FIDELITY LIFE ASSOCIATION, A Mutual Legal Reserve Company
KEMPER INVESTORS LIFE INSURANCE COMPANY
Long Grove, IL 60049

                                                                                Policy number
                                                                                              -----------------------
-----------------------------------------------------------------------------------------------------------------------------------
PART D: MULTIPLE INSURED SUPPLEMENT (use for Riders: Dependent Children's, Family Dependents', etc.)
SPOUSE OR OTHER ADULT PROPOSED FOR INSURANCE [ ] Male  [ ] Female   Birthdate   Age       Birthplace     Height         Weight

-----------------------------------------------------------------------------------------------------------------------------------
1. Name  (first, middle, last)             Social Security number

-----------------------------------------------------------------------------------------------------------------------------------
DEPENDENTS PROPOSED FOR INSURANCE       Relationship
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
2. Has the person named in #1 above used tobacco in any    8. Is any person named above currently taking, or been advised to take,
   form in the past 36 months?           [ ] Yes  [ ] No      any medication?                                    [ ] Yes  [ ] No
   Type                       Quantity                        (If Yes, list name of medication, reason & doctor's name and address.)
       -----------------              -------------------
---------------------------------------------------------     ----------------------------------------------------------------------
3. Has any person named above lost any weight in the       9. Has any person named above ever had or been treated for:
   past year?                            [ ] Yes  [ ] No      a. High blood pressure? [ ] Yes [ ] No     d. Stroke?   [ ] Yes [ ] No
   If Yes, amount?            Reason?                         b. A heart condition?   [ ] Yes [ ] No     e. Diabetes? [ ] Yes [ ] No
                  -----------        --------------------     c. Chest pain?          [ ] Yes [ ] No     f. Cancer?   [ ] Yes [ ] No
---------------------------------------------------------     ----------------------------------------------------------------------
4. Has any person named above ever used narcotics,        10. Who is the family physician? (If none, state none.)
   hallucinogens, barbiturates, heroin, cocaine,
   amphetamines, or any other habit-forming drugs             ----------------------------------------------------------------------
   except as prescribed by a physician?  [ ] Yes  [ ] No      Name
---------------------------------------------------------
5. To the best of your knowledge, does any person named       ----------------------------------------------------------------------
   above have any mental or physical impairment or            Street
   disease?                              [ ] Yes  [ ] No
---------------------------------------------------------     ----------------------------------------------------------------------
6. Has any person named above:                                City                             State               Zip
     Consulted a physician, psychiatrist, psychologist,
     or other medical practitioner in the last five             --------------------------------------------------------------------
     years?                              [ ] Yes  [ ] No      Date last seen?              Phone  (      )

                                                              ----------------------------------------------------------------------
     Had any blood studies (other than an HIV or              Which proposed insured?
     AIDS test), electrocardiograms, stress
     electrocardiograms, or other medical test or             ----------------------------------------------------------------------
     studies within the last five years? [ ] Yes  [ ] No      Why?

  Been under observation or received treatment in a           ----------------------------------------------------------------------
  hospital or other institution or medical facility in        What test were made?
  the last five years?                   [ ] Yes  [ ] No
                                                              ----------------------------------------------------------------------
  Tested positive for the Human Immunodeficiency              Were the results normal?  (If No, give details below.)  [ ] Yes [ ] No
  Virus (HIV) or antibody?               [ ] Yes  [ ] No

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
7. DETAILS OF ITEMS 5 THROUGH 10. (If more space is needed, Use Part E)
Question   Name of         Date of        Details, diagnosis,                            Names and addresses of doctors,
number     family member   occurrence     treatment, medication, results   Duration      hospitals, and medical facilities consulted
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====================================================================================================================================
All statements and answers to the foregoing questions are, to the best of my knowledge and belief: (a) complete; and (b) true. I agree (a) that they shall form a part of my application; (b) that they shall be subject to the terms of the agreement found in the application; and (c) that they shall become a part of any policy based on my application.

I hereby authorize: any licensed physician or medical practitioner; any hospital, clinic, or other medical or medically related facility; any insurance company; the Medical Information Bureau; and any other organization, institution or person, that has any records or knowledge of me or my health, to give Federal Kemper Life Assurance Company, Fidelity Life Association, A Mutual Legal
Reserve Company or Kemper Investors Life Insurance Company, or their reinsurers, or the Medical Information Bureau, any such information. This authorization is valid for two and one-half years from the date this form is signed. An exact copy of this authorization is as valid as the original.

Dated at
        -------------------------------------     ----------------------------------------------------------------------------------
               City and state                     Signature of person named in Part D 1., if any, otherwise signature of Proposed
On                                                Insured who signed Part B
   ----------------------------------------
               Month/day/year

FEDERAL KEMPER LIFE ASSURANCE COMPANY
FIDELITY LIFE ASSOCIATION, A MUTUAL LEGAL RESERVE COMPANY
KEMPER INVESTORS LIFE INSURANCE COMPANY

                                                          [KEMPER LIFE INSURANCE
                                                          COMPANIES LOGO]

-------------------------------------------------------------------------------
PART E: ADDITIONAL DETAILS (use for any explanation where space is insufficient)

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All statements and answers to the foregoing questions are, to the best of my knowledge and belief, complete and true. I agree (a) that they shall form a part of my application: (b) that they shall be subject to the terms of the agreement found in Part B; and (c) that they shall become a part of any policy based on this application.

Date at
       ------------------------------        -----------------------------------
              City and state                 Signature of Proposed Insured
                                             (if age 15 or over)
On
       ------------------------------        -----------------------------------
              Month/day/year                 Signature of Owner/Applicant, if
                                             other than Proposed Insured


                                             -----------------------------------
                                             Witness

KEMPER INVESTORS LIFE INSURANCE COMPANY                     [ZURICH KEMPER LOGO]
1 Kemper Drive, Long Grove, Illinois 60049-0001

VARIABLE UNIVERSAL LIFE SUPPLEMENT
--------------------------------------------------------------------------------
Name of Proposed Insured ___________________ Plan ______________________________
Planned Premium __________________ Mode Payable ________________________________
--------------------------------------------------------------------------------
PREMIUM ALLOCATION

         % of Premium                                       % of Premium                                          % of Premium
    (Whole Percentages Only)                          (Whole Percentages Only)                              (Whole Percentages Only)
____%  Janus Aspen Series Aggressive Growth       ____%  Alger American Income and Growth                     ____%  Fixed Account
____%  Alger American Mid Cap Growth              ____%  The Dreyfus Socially Responsible
____%  Dreyfus Variable Small Cap                        Growth Fund, Inc.
____%  Kemper Variable Series Small Cap Growth    ____%  Fidelity VIP Growth
____%  Janus Aspen Series Worldwide Growth        ____%  Janus Aspen Series Growth
____%  Fidelity VIP Overseas                      ____%  Kemper Variable Series Value + Growth
____%  Janus Aspen Series International Growth    ____%  Fidelity VIP Equity-Income
____%  Templeton Variable Products Series         ____%  Janus Aspen Series Balanced
       Developing Markets                         ____%  Alger American Balanced
____%  Templeton Variable Products Series         ____%  Kemper Variable Series Total Return
       International                              ____%  Templeton Variable Products Series Asset Allocation
____%  Scudder Variable Life International        ____%  Fidelity VIP High Income
____%  Scudder Variable Life Growth and Income    ____%  Templeton Variable Products Series Bond
____%  Dreyfus Variable Capital Appreciation      ____%  Janus Aspen Series Flexible Income
____%  Dreyfus Stock Index Fund                   ____%  Kemper Variable Series Investment Grade Bond
____%  Scudder Variable Life Capital Growth       ____%  Kemper Variable Series Government Securities
____%  Alger American Growth                      ____%  Kemper Money Market

Total of subaccounts plus fixed account must equal 100%

--------------------------------------------------------------------------------
DOLLAR COST AVERAGING (DCA)

I elect to Dollar Cost Average in the amount of $________ ($100.00 minimum) per month from the ____________________ (only the Fixed Account, Money Market or Government Securities subaccount may be chosen) to the following subaccounts and the fixed account. The account from which Dollar Cost Averaging amounts are taken must have an initial starting balance of at least $10,000. Transfers are made on the 10th day of the month. Transfers commence on the first transfer date following the policy's Trade Date.

         % of Premium                                       % of Premium                                          % of Premium
    (Whole Percentages Only)                          (Whole Percentages Only)                              (Whole Percentages Only)
____%  Janus Aspen Series Aggressive Growth       ____%  Alger American Income and Growth                     ____%  Fixed Account
____%  Alger American Mid Cap Growth              ____%  The Dreyfus Socially Responsible
____%  Dreyfus Variable Small Cap                        Growth Fund, Inc.
____%  Kemper Variable Series Small Cap Growth    ____%  Fidelity VIP Growth
____%  Janus Aspen Series Worldwide Growth        ____%  Janus Aspen Series Growth
____%  Fidelity VIP Overseas                      ____%  Kemper Variable Series Value + Growth
____%  Janus Aspen Series International Growth    ____%  Fidelity VIP Equity-Income
____%  Templeton Variable Products Series         ____%  Janus Aspen Series Balanced
       Developing Markets                         ____%  Alger American Balanced
____%  Templeton Variable Products Series         ____%  Kemper Variable Series Total Return
       International                              ____%  Templeton Variable Products Series Asset Allocation
____%  Scudder Variable Life International        ____%  Fidelity VIP High Income
____%  Scudder Variable Life Growth and Income    ____%  Templeton Variable Products Series Bond
____%  Dreyfus Variable Capital Appreciation      ____%  Janus Aspen Series Flexible Income
____%  Dreyfus Stock Index Fund                   ____%  Kemper Variable Series Investment Grade Bond
____%  Scudder Variable Life Capital Growth       ____%  Kemper Variable Series Government Securities
____%  Alger American Growth                      ____%  Kemper Money Market

Total of subaccounts plus fixed account must equal 100%

Transfers will continue until you instruct otherwise, or until there is not enough money in the source account to make the transfer, whichever is earlier.

--------------------------------------------------------------------------------
AUTOMATIC ASSET REALLOCATION (AAR)

[ ] Check here to have the assets in the subaccounts and the fixed account redistributed to match the premium allocation elections then in effect.

Reallocate:    [ ] Annually        [ ] Quarterly    (from Policy Date)
--------------------------------------------------------------------------------

VULKI

TELEPHONE AUTHORIZATION

[ ] Check here to authorize telephone transfers among the subaccounts and the fixed account subject to the conditions of the Telephone Transfer Agreement.

--------------------------------------------------------------------------------

TELEPHONE TRANSFER AGREEMENT

By requesting the telephone transfer authorization, the Owner agrees and understands that:

1. Neither the Company nor its agents or representatives who act on its behalf shall be subject to any claim, loss, liability, cost or expense, if it acts in good faith in following telephone instructions pursuant to this authorization.

2. Transfers will be made subject to the conditions of the policy, administrative regulations of the Company and the prospectus.

3. Transfers from a subaccount shall be based on the accumulation unit value next determined following receipt of a valid complete telephone transfer instruction.

4. This authorization shall continue in force until the earlier of: a. written revocation is received by the Company; or b. the Company discontinues this privilege.

I understand that, as a condition of allowing telephone instructions to be made, the Company, at its sole option and without prior disclosure to me, any person or my representative, may record all or part of any telephone conversation, containing such instructions. All terms are binding upon my agents, heirs and assignees.

--------------------------------------------------------------------------------

I UNDERSTAND THAT

THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS. POLICY VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES, AND CASH SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUS FOR THE POLICY AND FOR THE UNDERLYING FUNDS FOR THE PREMIUM ALLOCATION OPTIONS SELECTED ABOVE.

ALL STATEMENTS AND ANSWERS TO THE FOREGOING QUESTIONS ARE, TO THE BEST OF MY KNOWLEDGE AND BELIEF: (a) COMPLETE; AND (b) TRUE. I AGREE (a) THAT THEY SHALL FORM A PART OF MY APPLICATION; (b) THAT THEY SHALL BE SUBJECT TO THE TERMS OF THE AGREEMENT FOUND IN THE APPLICATION; AND (c) THAT THEY SHALL BECOME A PART OF ANY POLICY BASED ON MY APPLICATION.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

Dated at
        ------------------------------       -----------------------------------
              City and State                 Signature of Proposed Insured

on
   ----------------------------------        -----------------------------------
   Month          Day            Year        Signature of Applicant and Owner
                                             (If other than Proposed Insured)


--------------------------------------------------------------------------------

FOR AGENT USE ONLY:

1. I witnessed the signature(s) of the Proposed Insured and Applicant (if any).
   [ ]  Yes       [ ]  No

2. [ ] I have evaluated my client's income and net worth in relation to the coverage and premium allocation requested to determine suitability and have reasonable grounds for my recommendation.


--------------------------------------------------------------------------------
Agent Name               Agent Signature       Social Security Number/Agent Code



VULKI